UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 12, 2014

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION II	AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION III LLC	AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION IV LLC

(as Depositors of the American Express Credit Account Master Trust)

(Exact Name of Registrant as Specified in its Charter)

on behalf of

American Express Credit Account Master Trust

Delaware	000-21424-04	13-3854638	Delaware	333-113579-02	20-0942395	Delaware	333-113579-01	20-0942445
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)	(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)	(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Vesey Street 31st Floor, Room 507B New York, New York 10285 (212) 640-2000	4315 South 2700 West, Room 3020-3 Mail Stop 02-01-03 Salt Lake City, Utah 84184 (801) 945-2550	4315 South 2700 West, Room 1100 Mail Stop 02-01-46 Salt Lake City, Utah 84184 (801) 945-2068

(Address, Including Zip Code, and Telephone Number,

Including Area Code, of each Registrant’s Principal Executive Offices)

N/A	N/A	N/A
(Former Name or Former Address, if Changed Since Last Report)	(Former Name or Former Address, if Changed Since Last Report)	(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	On or about May 19, 2014, American Express Credit Account Master Trust expects to issue Class A Floating Rate Asset Backed Certificates, Series 2014-1 and Class B Floating Rate Asset Backed Certificates, Series 2014-1 (the “Certificates”)

A copy of the opinion of American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC with respect to legality of the Certificates and a copy of the opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain federal tax matters, together with related consents of American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC and Orrick, Herrington & Sutcliffe LLP to the incorporation by reference of such opinions as exhibits to the Registration Statement, are filed as Exhibits to this Report.

Item 9.01.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits: The following are filed as Exhibits to this Report:

Exhibit Number

5.1	Opinion of American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC with respect to legality.

8.1	Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

23.1	Consent of American Express Receivables Financing Corporation II (included in opinion filed as Exhibit 5.1).

23.2	Consent of American Express Receivables Financing Corporation III LLC (included in opinion filed as Exhibit 5.1).

23.3	Consent of American Express Receivables Financing Corporation IV LLC (included in opinion filed as Exhibit 5.1).

23.4	Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

American Express Receivables Financing Corporation II,
as Depositor of the Trust and Co-Registrant and as Depositor on behalf of the Trust as Co-Registrant

By:	/s/ Anderson Y. Lee
Name:	Anderson Y. Lee
Title:	President

American Express Receivables Financing Corporation III LLC, as Depositor of the Trust and Co-Registrant and as Depositor on behalf of the Trust as Co-Registrant

By:	/s/ Kevin L. Thompson
Name:	Kevin L. Thompson
Title:	President

American Express Receivables Financing Corporation IV LLC, as Depositor of the Trust and Co-Registrant and as Depositor on behalf of the Trust as Co-Registrant

By:	/s/ Denise D. Roberts
Name:	Denise D. Roberts
Title:	President

EXHIBIT INDEX

Exhibit 5.1

Opinion of American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC with respect to legality.

Exhibit 8.1

Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

Exhibit 23.1

Consent of American Express Receivables Financing Corporation II (included in opinion filed as Exhibit 5.1).

Exhibit 23.2

Consent of American Express Receivables Financing Corporation III LLC (included in opinion filed as Exhibit 5.1).

Exhibit 23.3

Consent of American Express Receivables Financing Corporation IV LLC (included in opinion filed as Exhibit 5.1).

Exhibit 23.4

Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.1).